                               AMENDMENT NO. 1 TO
                        ASSET PURCHASE AGREEMENT [U.S.]

          This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT [U.S.] (this "Amendment") is made as of this 25th day of March, 2002 by and among WEYCO GROUP, INC., a Wisconsin corporation, FLORSHEIM GROUP INC., a Delaware corporation, and those subsidiaries of Florsheim Group Inc. that are identified as a Seller on the signature pages hereto.

                                    RECITALS

          WHEREAS, Sellers and Buyer have entered into that certain Asset Purchase Agreement, dated as of March 3, 2002, relating to the purchase and sale of certain assets of Florsheim and its subsidiaries in the United States (the "U.S. Purchase Agreement"); and

          WHEREAS, Sellers and Buyer wish to amend the U.S. Purchase Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     SECTION 1. Definitions. Any capitalized terms in this Amendment that are not defined herein shall be given the meanings ascribed to such terms in the U.S. Purchase Agreement.

     SECTION 2. Sale of International Assets; Canadian Option.

          (a) Subsection (a) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "to be entered into no later than the commencement of the hearing before the Bankruptcy Court on the Procedures Order (each such term as defined below)" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "to be entered into no later than April 3, 2002."

          (b) Subsection (c) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "to be entered into no later than the commencement of the hearing before the Bankruptcy Court on the Procedures Order (each such term as defined below)" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "to be entered into no later than April 3, 2002; provided, however, that the International Asset Purchase Agreement, if any, with respect to the Canadian Assets and Liabilities (as defined below) shall be entered into no later than April 12, 2002."

          (c) Section 3.16 of the U.S. Purchase Agreement hereby is amended by adding new subsections (d) and (e) at the conclusion thereof as follows:

          "(d) Notwithstanding anything to the contrary in this Agreement, including, without limitation, Section 3.16(c) hereof, Florsheim shall have the option (the "Canadian Option") to exclude from the European Assets and Liabilities the assets and liabilities of Florsheim Canada, Inc., (the "Canadian Assets and Liabilities"). If Florsheim exercises the Canadian Option, (i) the purchase price for the European Assets and Liabilities under the International Asset Purchase Agreement shall be reduced from $1,500,000 to $1,100,000 and (ii) the Purchase Price under this Agreement shall be increased by $200,000. Florsheim shall exercise the Canadian Option by delivering written notice to Buyer on or before April 12, 2002.

          (e) If Florsheim exercises the Canadian Option as provided above and instead desires to sell all or substantially all of the Canadian Assets and Liabilities to one or more third parties, such third parties must be a Qualifying Buyer and must otherwise be reasonably acceptable to Buyer. Buyer hereby agrees to enter into a license agreement for use of the Trademarks with any Qualifying Buyer of the Canadian Assets and Liabilities in form and substance reasonably satisfactory to Buyer and such Qualifying Buyer. If Florsheim elects to liquidate the Canadian Assets and Liabilities, Buyer hereby agrees to enter into one or more license agreements with Florsheim, Florsheim Canada, Inc. or one or more third party buyers of the Canadian Assets and Liabilities each in form and substance reasonably satisfactory to Buyer and such other parties for the limited purpose of liquidating such assets and liabilities. After the Closing, to the extent that the Canadian Assets and Liabilities have not been sold or liquidated in accordance with this Section 3.16, the parties agree to (i) maintain the existing technical license agreement between Florsheim and Florsheim Canada, Inc. on the same terms and conditions as of the date hereof and (ii) enter into a mutually agreeable arrangement to continue to provide SAP and related services to the stores in Canada operated by Florsheim Canada, Inc."

     SECTION 3. Lanter Warehouse. Notwithstanding anything to the contrary in this Agreement, including, without limitation, Section 3.21 hereof, the purchase orders of Sellers with respect to any shoes located in the public warehouse in Lanter, Missouri at the Closing shall be included in the Purchased Assets and Buyer agrees to assume all liabilities and obligations of Sellers with respect to such purchase orders.

     SECTION 4. Sales Commissions. Buyer agrees to pay any commissions due on any order by a wholesale customer of Sellers that is booked prior to the Closing and shipped after the Closing. Buyer shall pay such commissions to the salespersons who booked such orders regardless of their employment status with Buyer. For the purpose of determining whether commissions are due, it is expressly understood that blanket orders with respect to particular styles received from wholesale customers are not considered orders eligible for commissions until there are confirmed shippable orders for specific locations against such blanket orders.

     SECTION 5. No Other Amendments. Except as expressly modified hereby, the U.S. Purchase Agreement remains in full force and effect in accordance with its terms.

     SECTION 6. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

          [the remainder of this page has been intentionally left blank].

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


BUYER:                                 WEYCO GROUP, INC.

                                       By:  /s/ Thomas W. Florsheim, Jr.
                                            ------------------------------------
                                            Name: Thomas W. Florsheim, Jr.
                                            Title: Chief Executive Officer


SELLERS:                               FLORSHEIM GROUP INC.


                                       By:  /s/ Peter P. Corritori Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori Jr.
                                            Title: Chief Executive Officer


                                       THE FLORSHEIM SHOE STORE
                                       COMPANY -- NORTHEAST


                                       By:  /s/ Peter P. Corritori Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori Jr.
                                            Title: Chief Executive Officer


                                       THE FLORSHEIM SHOE STORE
                                       COMPANY -- WEST


                                       By:  /s/ Peter P. Corritori Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori Jr.
                                            Title: Chief Executive Officer

                                       L.J. O'NEILL SHOE CO.


                                       By:  /s/ Peter P. Corritori Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori Jr.
                                            Title: Chief Executive Officer

                                       FLORSHEIM OCCUPATIONAL
                                       FOOTWEAR, INC.


                                       By:  Peter P. Corritori Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori Jr.
                                            Title: Chief Executive Officer

                               AMENDMENT NO. 2 TO
                        ASSET PURCHASE AGREEMENT (U.S.)

          This AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT [U.S.] (this "Amendment") is made as of the 3rd day of April, 2002 by and among WEYCO GROUP, INC., a Wisconsin corporation, FLORSHEIM GROUP INC., a Delaware corporation, and those subsidiaries of Florsheim Group Inc. that are identified as a Seller on the signature pages hereto.

                                    RECITALS

          WHEREAS, Sellers and Buyer have entered into that certain Asset Purchase Agreement, dated as of March 3, 2002 and amended as of March 25, 2002, relating to the purchase and sale of certain assets of Florsheim and its subsidiaries in the United States (the "U.S. Purchase Agreement"); and

          WHEREAS, Sellers and Buyer wish to further amend the U.S. Purchase Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     SECTION 1. Definitions. Any capitalized terms in this Amendment that are not defined herein shall be given the meanings ascribed to such terms in the U.S. Purchase Agreement.

     SECTION 2.     Sale of International Assets.

          (a) Subsection (a) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "to be entered into no later than April 3, 2002" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "the final form of which shall be agreed upon no later than April 19, 2002."

          (b) Subsection (c) of Section 3.16 of the U.S. Purchase Agreement is amended by deleting the phrase "to be entered into no later than April 3, 2002; provided, however, that the International Asset Purchase Agreement, if any, with respect to the Canadian Assets and Liabilities (as defined below) shall be entered into no later than April 12, 2002" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "the final forms of which shall be agreed upon no later than April 19, 2002."

          (c) Subsection (d) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the last sentence of such subsection and replacing such sentence with the following: "Florsheim shall exercise the Canadian Option by delivering written notice to Buyer on or before April 19, 2002."

     SECTION 3. No Other Amendments. Except as expressly modified hereby, the U.S. Purchase Agreement remains in full force and effect in accordance with its terms.

     SECTION 4. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

         [the remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


BUYER:                                 WEYCO GROUP, INC.

                                       By:  /s/ John Florsheim
                                            ------------------------------------
                                            Name: John Florsheim
                                            Title: Chief Operating Officer


SELLERS:                               FLORSHEIM GROUP INC.


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer


                                       THE FLORSHEIM SHOE STORE
                                       COMPANY -- NORTHEAST


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer


                                       THE FLORSHEIM SHOE STORE
                                       COMPANY -- WEST


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer


                                       L.J. O'NEILL SHOE CO.


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer


                                       FLORSHEIM OCCUPATIONAL
                                       FOOTWEAR, INC.


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name: Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer

                               AMENDMENT NO. 3 TO
                        ASSET PURCHASE AGREEMENT (U.S.)

     This AMENDMENT NO. 3 TO ASSET PURCHASE AGREEMENT (U.S.) (this "Amendment") is made as of the 19th day of April, 2002 by and among WEYCO GROUP, INC., a Wisconsin corporation, FLORSHEIM GROUP INC., a Delaware corporation, and those subsidiaries of Florsheim Group Inc. that are identified as a Seller on the signature pages hereto.

                                    RECITALS

     WHEREAS, Sellers and Buyer have entered into that certain Asset Purchase Agreement, dated as of March 3, 2002 and amended as of March 25, 2002 and April 3, 2002, relating to the purchase and sale of certain assets of Florsheim and its subsidiaries in the United States (the "U.S. Purchase Agreement"); and

     WHEREAS, Sellers and Buyer wish to further amend the U.S. Purchase Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     SECTION 1. Definitions. Any capitalized terms in this Amendment that are not defined herein shall be given the meanings ascribed to such terms in the U.S. Purchase Agreement.

     SECTION 2. Employee Matters. Subsection (a) of Section 3.13 of the U.S. Purchase Agreement hereby is amended by deleting the first sentence thereof and replacing such sentence with the following: "Within fifty five (55) days after the filing of the Bankruptcy Case, the Buyer shall provide the Sellers with a list of all employees of the Sellers to whom the Buyer or any of its Affiliates intends to offer employment, and the Buyer or any of its Affiliates shall promptly thereafter make offers of employment to such employees."

     SECTION 3. Sale of International Assets.

          (a) Subsection (a) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "the final form of which shall be agreed upon no later than April 19, 2002" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "the final form of which shall be agreed upon no later than April 26, 2002."

          (b) Subsection (c) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "the final forms of which shall be agreed upon no later than April 19, 2002" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "the final forms of which shall be agreed upon no later than April 26, 2002."

          (c) Subsection (d) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the second and third sentences of such subsection and replacing them with the following: "If Florsheim exercises the Canadian Option, (i) the purchase price of the European Assets and Liabilities under the International Asset Purchase Agreement shall be reduced from $1,500,000 to $1,100,000 and (ii) the Purchase Price under this Agreement shall be increased by $300,000. Florsheim shall exercise the Canadian Option by delivering written notice to Buyer on or before April 26, 2002."

     SECTION 4. No Other Amendments. Except as expressly modified hereby, the U.S. Purchase Agreement remains in full force and effect in accordance with its terms.

     SECTION 5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

        [the remainder of this page has been internationally left blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


BUYER:                                WEYCO GROUP, INC.

                                      By:  /s/ John Florsheim
                                           ------------------------------------
                                           Name:  John Florsheim
                                           Title: Chief Operating Officer


SELLERS:                              FLORSHEIM GROUP INC.


                                      By:  /s/ Thomas P. Polke
                                           -------------------------------------
                                           Name: Thomas P. Polke
                                           Title: Chief Financial Officer


                                      THE FLORSHEIM SHOE STORE
                                      COMPANY -- NORTHEAST


                                      By:  /s/ Thomas P. Polke
                                           -------------------------------------
                                           Name: Thomas P. Polke
                                           Title: Chief Financial Officer


                                      THE FLORSHEIM SHOE STORE
                                      COMPANY -- WEST


                                      By:  /s/ Thomas P. Polke
                                           -------------------------------------
                                           Name: Thomas P. Polke
                                           Title: Chief Financial Officer


                                      L.J. O'NEILL SHOE CO.


                                      By:  /s/ Thomas P. Polke
                                           -------------------------------------
                                           Name: Thomas P. Polke
                                           Title: Chief Financial Officer


                                      FLORSHEIM OCCUPATIONAL
                                      FOOTWEAR, INC.


                                      By:  /s/ Thomas P. Polke
                                           -------------------------------------
                                           Name: Thomas P. Polke
                                           Title: Chief Financial Officer

                               AMENDMENT NO. 4 TO
                        ASSET PURCHASE AGREEMENT [U.S.]

          This AMENDMENT NO. 4 TO ASSET PURCHASE AGREEMENT [U.S.] (this "Amendment") is made as of the 26th day of April, 2002 by and among WEYCO GROUP, INC., a Wisconsin corporation, FLORSHEIM GROUP INC., a Delaware corporation, and those subsidiaries of Florsheim Group Inc. that are identified as a Seller on the signature pages hereto.

                                    RECITALS

          WHEREAS, Sellers and Buyer have entered into that certain Asset Purchase Agreement, dated as of March 3, 2002 and amended as of March 25, 2002, April 3, 2002 and April 19, 2002, relating to the purchase and sale of certain assets of Florsheim and its subsidiaries in the United States (the "U.S. Purchase Agreement"); and

          WHEREAS, Sellers and Buyer wish to further amend the U.S. Purchase Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     SECTION 1. Definitions. Any capitalized terms in this Amendment that are not defined herein shall be given the meanings ascribed to such terms in the U.S. Purchase Agreement.

     SECTION 2. Sale of International Assets.

          (a) Sellers and Buyer agree that (i) the purchase price under the International Purchase Agreement with respect to the Italian assets of Florsheim Europe S.r.l. shall be U.S.$1,000,000, (ii) the purchase price under the International Purchase Agreement with respect to the German assets of Florsheim Europe S.r.l. shall be U.S.$50,000 and (iii) the purchase price under the International Purchase Agreement with respect to the assets of Florsheim France SARL shall be U.S.$50,000, in each case as more particularly described and subject to the adjustments in the foregoing International Purchase Agreements.

          (b) Subsection (a) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "the final form of which shall be agreed upon no later than April 26, 2002" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "the final form of which shall be agreed upon no later than April 29, 2002."

          (c) Subsection (c) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "the final forms of which shall be agreed upon no later than April 26, 2002" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "the final forms of which shall be agreed upon no later than April 29, 2002."

          (d) Subsection (d) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the last sentence thereof and substituting the following in lieu thereof: "Florsheim shall exercise the Canadian Option by delivering written notice to Buyer on or before April 29, 2002."

     SECTION 3.     Conditions.

          (a) Section 7.10 of the U.S. Purchase Agreement hereby is amended by deleting such section in its entirety and inserting the following in lieu thereof:

          "7.10. Other Closings. All conditions to the consummation of (a) the International Purchase Agreement with respect to the Italian assets of Florsheim Europe S.r.l. and (b) if Florsheim and Florsheim Pacific exercise their option to sell the Pacific Rim Assets and Liabilities as provided herein, the Pacific Rim Asset Purchase Agreement, shall have been satisfied or waived."

          (b) Section 8.10 of the U.S. Purchase Agreement hereby is amended by deleting such section in its entirety and inserting the following in lieu thereof:

          "8.10. Other Closings. All conditions to the consummation of (a) the International Purchase Agreement with respect to the Italian assets of Florsheim Europe S.r.l. and (b) if Florsheim and Florsheim Pacific exercise their option to sell the Pacific Rim Assets and Liabilities as provided herein, the Pacific Rim Asset Purchase Agreement, shall have been satisfied or waived."

     SECTION 4. No Other Amendments. Except as expressly modified hereby, the U.S. Purchase Agreement remains in full force and effect in accordance with its terms.

     SECTION 5. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

         [the remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


BUYER:                                 WEYCO GROUP, INC.

                                       By:  /s/ Thomas W. Florsheim, Jr.
                                            ------------------------------------
                                            Name:  Thomas Florsheim, Jr.
                                            Title: CEO


SELLERS:                               FLORSHEIM GROUP INC.


                                       By:  /s/ Thomas P. Polke
                                            ------------------------------------
                                            Name:  Thomas P. Polke
                                            Title: EVP and CFO


                                       THE FLORSHEIM SHOE STORE
                                       COMPANY -- NORTHEAST


                                       By:  /s/ Thomas P. Polke
                                            ------------------------------------
                                            Name:  Thomas P. Polke
                                            Title: EVP and CFO


                                       THE FLORSHEIM SHOE STORE
                                       COMPANY -- WEST


                                       By:  /s/ Thomas P. Polke
                                            ------------------------------------
                                            Name:  Thomas P. Polke
                                            Title: EVP and CFO


                                       L.J. O'NEILL SHOE CO.


                                       By:  /s/ Thomas P. Polke
                                            ------------------------------------
                                            Name:  Thomas P. Polke
                                            Title: EVP and CFO


                                       FLORSHEIM OCCUPATIONAL
                                       FOOTWEAR, INC.


                                       By:  /s/ Thomas P. Polke
                                            ------------------------------------
                                            Name:  Thomas P. Polke
                                            Title: EVP and CFO

                               AMENDMENT NO. 5 TO
                        ASSET PURCHASE AGREEMENT [U.S.]

          This AMENDMENT NO. 5 TO ASSET PURCHASE AGREEMENT [U.S.] (this "Amendment") is made as of the 29th day of April, 2002 by and among WEYCO GROUP, INC., a Wisconsin corporation, FLORSHEIM GROUP INC., a Delaware corporation, and those subsidiaries of Florsheim Group Inc. that are identified as a Seller on the signature pages hereto.

                                    RECITALS

          WHEREAS, Sellers and Buyer have entered into that certain Asset Purchase Agreement, dated as of March 3, 2002 and amended as of March 25, 2002, April 3, 2002, April 19, 2002 and April 26, 2002, relating to the purchase and sale of certain assets of Florsheim and its subsidiaries in the United States (the "U.S. Purchase Agreement"); and

          WHEREAS, Sellers and Buyer wish to further amend the U.S. Purchase Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     SECTION 1. Definitions. Any capitalized terms in this Amendment that are not defined herein shall be given the meanings ascribed to such terms in the U.S. Purchase Agreement.

     SECTION 2. U.S. Purchase Agreement Definitions.

          (a) Section 1.13 of the U.S. Purchase Agreement hereby is amended by deleting such section in its entirety and substituting the following in lieu thereof: "1.13 [Reserved]."

          (b) Section 1.48 of the U.S. Purchase Agreement hereby is amended by renumbering the existing clause (o) as clause (p) and inserting a new clause (o) as follows: "the Sellers' SAP operating system and all associated software (including any of the Sellers' modifications thereof) and related licenses, maintenance and consulting agreements, hardware and hardware leases."

          (c) Section 1.50 of the U.S. Purchase Agreement hereby is amended by deleting such section in its entirety and substituting the following in lieu thereof:

              "1.50 SAP and Other Computer Assets. "SAP and Other Computer Assets" shall mean the computer software and related licenses of the Sellers described on EXHIBIT 8; provided, that the Buyer shall assume any Cure Costs with respect to any licenses described on such Exhibit without any adjustment to the Purchase Price therefor."

     SECTION 3. Payment at Closing; Post-Closing Adjustment.

          (a) Section 1.41 of the U.S. Purchase Agreement hereby is amended by
(i) deleting the word "and" after the semicolon at the conclusion of clause (f) and before the word "minus" and (ii) deleting clause (g) and inserting the following in lieu thereof: "(h) the adjustment described in Section 2.2(b) relating to the Estimated Inventory Value; and plus or minus (i) the adjustment described in Section 2.3(d) related to the Final Inventory Value."

          (b) Section 2.2 of the U.S. Purchase Agreement hereby is amended by deleting such section in its entirety and substituting the following in lieu thereof and making corresponding changes to any cross references in the U.S. Purchase Agreement to such section or any subsections thereof:

          2.2 Payment at Closing.

               (a) Prior to Closing, Florsheim shall deliver to Buyer Florsheim's best estimate of the Inventory Value as of the Closing Date ("Estimated Inventory Value"), along with a certificate of Florsheim's Chief Executive Officer or Chief Financial Officer certifying that the Estimated Inventory Value was based on the books and records of Sellers, presents fairly each Seller's best estimate of the Inventory Value as of the Closing Date and was prepared in accordance with the provisions of this Agreement.

               (b) In the event that the Estimated Inventory Value is in excess of $27,925,979.63, the Purchase Price shall be increased by the amount of such excess. In the event that the Estimated Inventory Value is less than $27,925,979.63, the Purchase Price shall be reduced by the amount of such deficiency in excess of $1,600,000.

               (c) At the Closing, the Buyer shall deliver the Purchase Price, as adjusted pursuant to Section 2.2(b), less U.S.$500,000 (the "Inventory Escrow Amount") and less an additional U.S.$500,000 to the Sellers by a single wire transfer of immediately available funds. Such wire transfer shall be delivered to the Sellers in care of Florsheim, which all Sellers hereby designate as their agent to receive, hold and disburse whatever portion of the Purchase Price that each Seller is entitled to receive for the sale of the Purchased Assets owned by such Seller.

               (d) At the Closing, the Buyer shall deliver the Inventory Escrow Amount to an escrow agent mutually acceptable to the parties (the "Inventory Escrow Agent") to be held by the Inventory Escrow Agent on the terms and subject to the conditions set forth in an escrow agreement among Buyer, Florsheim and the Inventory Escrow Agent to be executed on the Closing Date in a form reasonably acceptable to Buyer and Florsheim (the "Inventory Escrow Agreement").

                    (e) At the Closing, the Buyer shall deliver U.S.$500,000 to the Escrow Agent to be held by the Escrow Agent on the terms and subject to the conditions set forth in the Escrow Agreement.

          (c)  The U.S. Purchase Agreement hereby is amended by inserting a new
Section 2.3 at the conclusion of Article II thereof as follows:

               2.3  Final Inventory Value; Post-Closing Adjustment.

                    (a) On the first Business Day after the Closing Date, Buyer and Florsheim, or an inventory service reasonably acceptable to Buyer and Florsheim, shall commence a one hundred percent physical count of the Inventory to determine the Inventory Value. For any Purchased Store, a credit shall be made for any inventory sold after the Closing Date and prior to the time the physical count is conducted at such store. In the event that the physical count is conducted by an inventory service, Buyer and Florsheim shall each have one or more representatives observe such physical count. The cost of any inventory service shall be shared equally by Buyer and Florsheim. Prior to the physical count, the parties shall agree on the methodology by which such count shall be conducted.

                    (b) Not more than seven (7) Business Days after the Closing Date, Buyer shall deliver to Florsheim a reconciliation report for each Purchased Store that describes in reasonable detail the sales of inventory from each such store after the Closing Date and prior to the time the physical count was conducted at such store, together with a certificate of Buyer's Chief Executive Officer or Chief Financial Officer certifying that such report was based on the books and records of Buyer and was prepared in accordance with the provisions of this Agreement. Not more than ten (10) Business Days after the Closing Date, Florsheim shall deliver to the Buyer for its approval, which approval shall not be unreasonably withheld, Florsheim's determination of the Inventory Value as of the Closing Date (upon such approval by Buyer and with any corrections or adjustments approved by Buyer and Florsheim, the "Final Inventory Value"), along with a certificate of Florsheim's Chief Executive Officer or Chief Financial Officer certifying that Florsheim's determination of the Inventory Value as of the Closing Date was based on the results of the physical count described in subsection (a) above and the books and records of Sellers, presents fairly each Seller's determination of the Inventory Value as of the Closing Date and was prepared in accordance with the provisions of this Agreement. Provided that the physical count is conducted in accordance with the agreed upon methodology described in subsection (a) above, Buyer shall not have the right to object to Florsheim's determination of the Inventory Value as of the Closing Date based solely upon the methodology used in the physical count. Following the determination of the Final Inventory Value, Buyer and Florsheim shall execute and deliver to each other a certificate (the "Final Inventory Certificate") that sets forth the Final Inventory Value, together with reasonable documentation therefor. The same "standard cost" methodology and the same amount of standard cost for each item shall be used in computing the Estimated Inventory Value, the Final Inventory Value and the dollar amount set forth in Section 2.2(b).

          (c) After the Closing, Sellers shall not make any wholesale shipments from the Sellers' warehouse in Jefferson City, Missouri, except as Buyer and Florsheim may otherwise agree. Throughout the period in which the physical count is being taken and the Final Inventory Value is being determined, each Seller shall provide Buyer and its representatives with access to and the right to copy any records of Sellers relating to the Inventory Value and Buyer shall provide Sellers and their representative with access to the Purchased Stores.

          (d) Promptly following the delivery of the Final Inventory Certificate, Buyer and Florsheim shall adjust the Purchase Price, upwards or downwards, dollar for dollar, to account for changes in the Inventory Value as reflected in the Estimated Inventory Value and the Final Inventory Value and shall jointly instruct the Inventory Escrow Agent to pay the Inventory Escrow Amount (or a portion thereof) to Buyer and/or Florsheim accordingly. In the event that the amount of the foregoing purchase price adjustment is in excess of the Inventory Escrow Amount, Florsheim or Buyer, as applicable, shall pay or cause to be paid such excess amount promptly, and, in any event, within three
(3) Business Days, following the delivery of the Final Inventory Certificate.

     SECTION 4.  Sale of International Assets.

          (a) Subsection (a) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by (i) deleting the phrase "the final form of which shall be agreed upon no later than April 29, 2002" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "the final form of which shall be agreed upon no later than May 14, 2002", (ii) deleting "$1,000,000" and substituting "U.S.$1,500,000" in lieu thereof; and
(iii) deleting the last sentence of such subsection and substituting the following in lieu thereof: "The Pacific Rim Option shall be exercised by Florsheim and Florsheim Pacific delivering written notice to the Buyer on or before June 3, 2002; provided, however, that Florsheim and Florsheim Pacific shall be deemed to have exercised the Pacific Rim Option in the event that either (x) Florsheim Pacific and a Qualifying Buyer have not entered into a definitive agreement regarding the purchase and sale of the Pacific Rim Assets and Liabilities on or before June 3, 2002 or have not consummated such purchase and sale by June 30, 2002 or (y) the existing license agreement between Florsheim and Florsheim Pacific, as maintained after the Closing pursuant to
Section 3.16(b), is terminated by Buyer, provided that, in the event of a termination pursuant to the foregoing clause (y), the purchase price of U.S.$1,500,000 for the Pacific Rim Assets and Liabilities shall be decreased by the amount of any royalties payable under such license agreement with respect to the period after the Closing that have not been paid when due.

          (b) Subsection (b) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by inserting the following at the conclusion thereof: "If the Closing occurs and the consummation of the sale of the Pacific Rim Assets and Liabilities by Florsheim Pacific to either Buyer or a Qualifying Buyer has not occurred on or before the Closing, the parties agree to maintain the existing license agreement between Florsheim and Florsheim Pacific on the same terms and conditions as of the date hereof. In such event, the parties agree to cause the existing license agreement between Florsheim and Florsheim Pacific to be amended at the Closing to provide that (i) royalties shall be paid on a monthly basis and, for any month, shall be due by the provide that (i) royalties shall be paid on a monthly basis and, for any month, shall be due by the 15th day of the following month and (ii) the licensor may not terminate the agreement unless the licensee breaches the agreement by failing to pay royalties when due and such breach continues for a period of five days after the delivery of notice thereof by the licensor, provided, that such agreement shall automatically terminate upon the consummation of the sale of the Pacific Rim Assets and Liabilities by FLorsheim Pacific to either Buyer or a Qualifying Buyer. Sellers and Buyer agree that Figgins Holdings
("Figgins") would be the only potential Qualifying Buyer with respect to the Pacific Rim Assets and Liabilities. Whether in fact Figgins is a Qualifying Buyer shall be determined in accordance with this Section 3.16(b)."

          (c) Subsection (c) of Section 3.16 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "the final forms of which shall be agreed upon no later than April 29, 2002" at the conclusion of the first sentence of such subsection and replacing such phrase with the following: "the final forms of which shall be agreed upon no later than May 14, 2002."

     SECTION 5. Canadian Option. Florsheim hereby exercises the Canadian Option, pursuant to Section 3.16(d) of the U.S. Purchase Agreement, to exclude from the European Assets and Liabilities the Canadian Assets and Liabilities. Notwithstanding anything to the contrary set forth in the U.S. Purchase Agreement, Sellers and Buyers agree that (i) the purchase price for the European Assets and Liabilities under the International Purchase Agreement shall be reduced from U.S.$1,500,000 to U.S.$1,100,000 and (ii) the Purchase Price under the U.S. Purchase Agreement shall be increased by U.S.$400,000.

     SECTION 6. Conditions.

          (a) Section 7.10 of the U.S. Purchase Agreement hereby is amended by deleting such section in its entirety and inserting the following in lieu thereof:

              "7.10. Other Closings. The International Purchase Agreements with respect to the Italian assets of Florsheim Europe S.r.l., the German assets of Florsheim Europe S.r.l. and the assets of Florsheim France SARL shall each have been executed and delivered by the parties thereto or, in the event any applicable requirement of non-U.S. law must be satisfied prior to the execution and delivery of any such agreement prior to the Closing, the parties thereto shall have executed an acknowledgment in writing that such agreement is in final form and awaiting execution pending the satisfaction of any such requirement."

          (b) Section 8.10 of the U.S. Purchase Agreement hereby is amended by deleting such section in its entirety and inserting the following in lieu thereof:

              "8.10. Other Closings. The International Purchase Agreements with respect to the Italian assets of Florsheim Europe S.r.l., the German assets of Florsheim Europe S.r.l. and the assets of Florsheim France SARL shall each have been executed and delivered by the parties thereto or, in the event any applicable requirement of non-U.S. law must be satisfied prior to the execution and delivery of any such agreement prior to the Closing, the parties thereto shall have executed an acknowledgment in writing that such agreement is in final form and awaiting execution pending the satisfaction of any such requirement."

     SECTION 7. No Other Amendments. Except as expressly modified hereby, the U.S. Purchase Agreement remains in full force and effect in accordance with its terms.

     SECTION 8. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

         [the remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.


BUYER:                                 WEYCO GROUP, INC.

                                       By:  /s/ Thomas W. Florsheim, Jr.
                                            ------------------------------------
                                            Name:  Thomas Florsheim, Jr.
                                            Title: Chief Executive Officer


SELLERS:                               FLORSHEIM GROUP INC.


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name:  Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer


                                       THE FLORSHEIM SHOE STORE
                                       COMPANY -- NORTHEAST


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name:  Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer


                                       THE FLORSHEIM SHOE STORE
                                       COMPANY -- WEST


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name:  Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer


                                       L.J. O'NEILL SHOE CO.


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name:  Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer


                                       FLORSHEIM OCCUPATIONAL
                                       FOOTWEAR, INC.


                                       By:  /s/ Peter P. Corritori, Jr.
                                            ------------------------------------
                                            Name:  Peter P. Corritori, Jr.
                                            Title: Chief Executive Officer

                               AMENDMENT NO. 6 TO
                        ASSET PURCHASE AGREEMENT [U.S.]

          This AMENDMENT NO. 6 TO ASSET PURCHASE AGREEMENT [U.S.] (this "Amendment") is made as of the 10th day of May, 2002 by and among WEYCO GROUP, INC., a Wisconsin corporation, FLORSHEIM GROUP INC., a Delaware corporation, and those subsidiaries of Florsheim Group Inc. that are identified as a Seller on the signature pages hereto.

                                    RECITALS

          WHEREAS, Sellers and Buyer have entered into that certain Asset Purchase Agreement, dated as of March 3, 2002 and amended as of March 25, 2002, April 3, 2002, April 19, 2002, April 26, 2002 and April 29, 2002, relating to the purchase and sale of certain assets of Florsheim and its subsidiaries in the United States (the "U.S. Purchase Agreement"); and

          WHEREAS, Sellers and Buyer wish to further amend the U.S. Purchase Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed that:

     SECTION 1. Definitions. Any capitalized terms in this Amendment that are not defined herein shall be given the meanings ascribed to such terms in the U.S. Purchase Agreement.

     SECTION 2. Definition of Escrow Agreement. Section 1.18 of the U.S. Purchase Agreement hereby is amended by deleting such section in its entirety and substituting the following in lieu thereof:

                 1.18 Escrow Agreement. "Escrow Agreement" shall mean the escrow agreement among the Buyer, Florsheim and the Escrow Agent, to be executed on the Closing Date in a form reasonably acceptable to Buyer and Florsheim, relating to (i) the payment of any premium for the extension of the Sellers' current directors and officers insurance policy, (ii) the post-closing adjustment to the Purchase Price pursuant to Section 2.3 hereof and (iii) the payment of the respective purchase prices under (A) the International Purchase Agreement with respect to the Italian assets of Florsheim, Europe S.r.l., (B) the International Purchase Agreement with respect to the German assets of Florsheim Europe S.r.l. and (C) the International Purchase Agreement with respect to the assets of Florsheim France SARL.

     SECTION 3. The Closing. Notwithstanding the payment of the Purchase Price on May 21, 2002, the parties agree that the Closing Date shall be May 20, 2002 and that all adjustments to the Purchase Price shall be deemed made as of May 20, 2002 as if the Closing actually occurred as of such date.

     SECTION 4. Payment at Closing. Subsection (d) of Section 2.2 of the U.S. Purchase Agreement hereby is amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

                  (d) At the Closing, the Buyer shall deliver the Inventory Escrow Amount to the Escrow Agent to be held by the Escrow Agent on the terms and subject to the conditions set forth in the Escrow Agreement.

     SECTION 5. Escrow for Sale of International Assets. The U.S. Purchase Agreement hereby is amended by inserting a new Section 2.4 at the conclusion of
Article II thereof as follows:

          2.4 Escrow for Sale of International Assets. At the Closing, the Buyer shall deliver U.S.$1,100,000 (the "International Escrow Agreement") to the Escrow Agent to be held by the Escrow Agent on the terms and subject to the conditions set forth in the Escrow Agreement. Upon the joint instruction of Florsheim and the Buyer to the Escrow Agent, the Escrow Agent shall (i) pay to Florsheim Europe S.r.l. from the International Escrow Amount the amount of the purchase price under the International Purchase Agreement with respect to the Italian assets of Florsheim Europe S.r.l., (ii) pay to Florsheim Europe S.r.l. from the International Escrow Amount the amount of the purchase price under the International Purchase Agreement with respect to the German assets of Florsheim Europe S.r.l.,
     (iii) pay to Florsheim France SARL from the International Escrow Amount the purchase price under the International Purchase Agreement with respect to the assets of Florsheim France SARL and (iv) pay to Florsheim an amount equal to the excess, if any, of the International Escrow Amount over the amounts paid to Florsheim Europe S.r.l. and Florsheim France SARL pursuant to the foregoing clauses (i), (ii) and (iii).

     SECTION 6. Purchase Price for International Assets. Notwithstanding anything to the contrary set forth in Section 2(a) of Amendment No. 4 to the U.S. Purchase Agreement, the respective purchase prices under (i) the International Purchase Agreement with respect to the Italian assets of Florsheim Europe S.r.l., (ii) the International Purchase Agreement with respect to the German assets of Florsheim Europe S.r.l. and (iii) the International Purchase Agreement with respect to the assets of Florsheim France SARL shall be as stated in such agreements but, in any event, shall not in the aggregate exceed U.S.$1,100,000.

     SECTION 7. Value of the Accounts; Final Inventory Value. If, prior to the delivery of the Final Inventory Certificate, it is determined that, as of the Closing Date, (a) the Sellers billed a customer within seven days preceding the Closing Date but the Sellers had not yet shipped all inventory to such customer for which such customer was billed, or (b) the Sellers shipped inventory to a customer within seven days preceding the Closing Date but the Sellers had not yet billed the customer for all of such inventory, the parties agree to make such adjustments to the Final Inventory Value as are necessary to compensate for any inaccuracies in the determination of the value of the Accounts as of the Closing Date and the Estimated Inventory Value caused by the foregoing.

     SECTION 8. Post-Closing Purchase Price Adjustment. Subsection (d) of
Section 2.3 of the U.S. Purchase Agreement hereby is amended by deleting such subsection in its entirety and substituting the following in lieu thereof:

          (d) Promptly and, in any event, within three (3) Business Days following the delivery of the Final Inventory Certificate, Buyer and Florsheim shall adjust the Purchase Price and cause the release of the Inventory Escrow Amount as follows:

              (i) If the Final Inventory Value is greater than or equal to the Estimated Inventory Value, Florsheim and Buyer shall jointly instruct the Escrow Agent to pay to Florsheim the Inventory Escrow Amount and Buyer shall pay to Florsheim, by wire transfer of immediately available funds, the amount by which the Final Inventory Value exceeds the Estimated Inventory Value.

              (ii) If the Final Inventory Value is less than the Estimated Inventory Value, Florsheim and Buyer shall jointly instruct the Escrow Agent to (A) pay to Buyer from the Inventory Escrow Amount the amount by which the Estimated Inventory Value exceeds the Final Inventory Value and
     (B) pay to Florsheim an amount equal to the excess, if any, of the Inventory Escrow Amount over the amount paid to Buyer pursuant to the foregoing clause (A). In the event that the Inventory Escrow Amount is not sufficient to pay the amount by which the Estimated Inventory Value exceeds the Final Inventory Value, then Florsheim shall pay or cause to be paid to Buyer, by wire transfer of immediately available funds, the amount of such shortfall.

     SECTION 9. Certain Accounts. Notwithstanding anything to the contrary in the U.S. Purchase Agreement, (a) Buyer and Sellers agree that the intercompany receivable of Florsheim from Florsheim Europe S.r.l. shall constitute a Purchased Asset and the intercompany payable of Florsheim to Florsheim Europe S.r.l. shall constitute an Assumed Liability and (b) any Accounts that exist as of the Closing that relate to the License Agreement, dated January 1, 1999, between Florsheim and Warson Group, Inc. (the "Warson Accounts") shall constitute Retained Assets. If after the Closing, Buyer receives any Warson Accounts that relate to the period prior to Closing, it shall promptly remit such Accounts to Florsheim.

     SECTION 10. Florsheim 401(k) Plan Assumption. Section 3.17 of the U.S. Purchase Agreement hereby is amended by deleting the phrase "Not later than fifteen (15) days prior to the Closing Date" at the beginning of such section and substituting the phrase "Not later than thirty (30) calendar days after the Closing Date" in lieu thereof.

     SECTION 11. No Other Amendments. Except as expressly modified hereby, the U.S. Purchase Agreement remains in full force and effect in accordance with its terms.

     SECTION 12. Counterparts. This Amendment may be executed in several counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

         [the remainder of this page has been intentionally left blank]

     IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written.

BUYER:                             WEYCO GROUP, INC.

                                   By:  /s/ JOHN WITTKOOSKE
                                        ----------------------------
                                        Name:  John Wittkooske
                                        Title: Senior Vice President

SELLERS:                           FLORSHEIM GROUP INC.

                                   By:  /s/ PETER P. CORRITORI
                                        ----------------------------
                                        Name:  Peter P. Corritori, Jr.
                                        Title: Chief Executive Officer

                                   THE FLORSHEIM SHOE STORE
                                   COMPANY -- NORTHEAST

                                   By:  /s/ PETER P. CORRITORI
                                        ----------------------------
                                        Name:
                                        Title:

                                   THE FLORSHEIM SHOE STORE
                                   COMPANY -- WEST

                                   By:  /s/ PETER P. CORRITORI
                                        ----------------------------
                                        Name:
                                        Title:

                                   L.J. O'NEILL SHOE CO.

                                   By:  /s/ PETER P. CORRITORI
                                        ----------------------------
                                        Name:
                                        Title:

                                   FLORSHEIM OCCUPATIONAL
                                   FOOTWEAR, INC.

                                   By:  /s/ PETER P. CORRITORI
                                        ----------------------------
                                        Name:
                                        Title:

                                       5